                                                                   EXHIBIT 99.28

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         28
SERVICER REPORT DATE: 12-FEB-02                     BEGINNING:          1-JAN-02
DISTRIBUTION DATE:    15-FEB-02                     ENDING:            31-JAN-02

                      ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL          INTEREST             TOTAL          END PRINCIPAL
                          BALANCE            BALANCE         DISTRIBUTION      DISTRIBUTION (*)    DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A-1 NOTES    $  125,000,000.00   $           0.00                 -   $           0.00                 -   $           0.00
  CLASS A-2 NOTES    $  314,000,000.00   $           0.00   $          0.00   $           0.00                 -   $           0.00
  CLASS A-3 NOTES    $  196,000,000.00   $  68,718,553.17   $ 15,597,865.33   $     386,541.86     15,984,407.19   $  53,120,687.84
  CLASS A-4 NOTES    $  151,800,000.00   $ 151,800,000.00   $          0.00   $     877,910.00        877,910.00   $ 151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS    $  786,800,000.00   $ 220,518,553.17   $ 15,597,865.33   $   1,264,451.86   $ 16,862,317.19   $ 204,920,687.84
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL          INTEREST        END PRINCIPAL
                        DISTRIBUTION       DISTRIBUTION         BALANCE
---------------------------------------------------------------------------
  CLASS A-1 NOTES                    -                  -                 -
  CLASS A-2 NOTES                    -                  -                 -
  CLASS A-3 NOTES          79.58094556         1.97215235      271.02391755
  CLASS A-4 NOTES                    -         5.78333333    1,000.00000000
---------------------------------------------------------------------------
      NOTE TOTALS          79.58094556         7.75548569    1,271.02391755
---------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

SERVICER RPT DATE:   12-Feb-02                      COLLECTION PERIOD         28
DISTRIBUTION DATE:   15-Feb-02                      BEGINNING:          1-Jan-02
                                                    ENDING:            31-Jan-02

I.    Note Distributable Amounts

                     Principal           Interest           Total       Prin(per$1000/orig)  Int(per$1000/orig) Total(per$1000/orig)
                 ------------------------------------------------------------------------------------------------------------------
  CLASS A-1      $               -   $              -   $            -   $              -     $             -     $              -
  CLASS A-2      $               -   $              -   $            -   $              -     $             -     $              -
  CLASS A-3      $   15,597,865.33   $     386,541.86   $15,984,407.19   $    79.58094556     $    1.97215235     $    81.55309792
  CLASS A-4      $               -   $     877,910.00   $   877,910.00   $              -     $    5.78333333     $     5.78333333
                 ------------------------------------------------------------------------------------------------------------------
       TOTAL     $   15,597,865.33   $   1,264,451.86   $16,862,317.19   $    79.58094556     $    7.75548569     $    87.33643125

II.   Pool Balance at the end of the Collection Period                         $   212,866,898.54

III.  Insurance Premium                                                        $        35,007.00

IV.   Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date    $     6,853,942.92
         (B) Balance after Deposits/Withdrawals for current Distribution Date  $     7,029,333.20

V.    Spread Account Required Amount                                           $     6,386,006.96

VI.   Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                   $                0
         (B) Withdrawal to reimburse Preference Amounts(to Insurer)            $                0

VII.  Servicing Fee                                                                    325,425.89

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds          $                0

IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds      $                0

X.    Available Funds                                                          $     17,386,194.63

XI.   Insured Payment (if any)                                                 $                0

XII.  Note Principal and Interest Carryover Shortfalls

                                Note Principal             Note Interest
                             Carryover Shortfall         Carryover Shortfall                    Total
                          ---------------------------------------------------------------------------------------
            CLASS A-1     $                    0.00    $                     0.00   $                        0.00
            CLASS A-2     $                    0.00    $                     0.00   $                        0.00
            CLASS A-3     $                    0.00    $                     0.00   $                        0.00
            CLASS A-4     $                    0.00    $                     0.00   $                        0.00
                          ---------------------------------------------------------------------------------------
              TOTAL       $                    0.00    $               0.00         $                        0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                          Current Distribution Date     Prior Distribution Date
                                Note Principal              Note Principal                 Change in Note
                             Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
                          ---------------------------------------------------------------------------------------
            CLASS A-1     $                    0.00    $                     0.00   $                        0.00
            CLASS A-2     $                    0.00    $                     0.00   $                        0.00
            CLASS A-3     $                    0.00    $                     0.00   $                        0.00
            CLASS A-4     $                    0.00    $                     0.00   $                        0.00
                          ---------------------------------------------------------------------------------------
              TOTAL       $                    0.00    $                     0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

SERVICER RPT DATE:   12-Feb-02                      COLLECTION PERIOD         28
DISTRIBUTION DATE:   15-Feb-02                      BEGINNING:          1-Jan-02
                                                    ENDING             31-Jan-02

                           Prior Distribution Date      Current Distribution Date
                                Note Interest                 Note Interest                Change in Note
                             Carryover Shortfall           Carryover Shortfall      Interest Carryover Shortfall
                          ---------------------------------------------------------------------------------------
            CLASS A-1     $                    0.00    $                     0.00   $                        0.00
            CLASS A-2     $                    0.00    $                     0.00   $                        0.00
            CLASS A-3     $                    0.00    $                     0.00   $                        0.00
            CLASS A-4     $                    0.00    $                     0.00   $                        0.00
                          ---------------------------------------------------------------------------------------
              TOTAL       $                    0.00    $                     0.00   $                        0.00

IX.   Delinquency Ratio

          A. Delinquency Statistics

                Days                               Outstanding             Past Due
             Delinquent           Units             Principal               Amount
         ------------------------------------------------------------------------------
            31- 60                    867          7,240,436.67              596,138.83
            61- 90                    162          1,222,463.46              146,250.61
            91- 120                    43            331,784.02               51,863.72
             121+                       0                     -                       -
         ------------------------------------------------------------------------------
              TOTAL                 1,072          8,794,684.15              794,253.16

          B. Delinquency Percentage

              (1) Principal balance of delinquent contracts between 30 and 120 days $         8,794,684.15
              (2) Pool Principal Balance Beginning of Collection Period             $       228,464,763.87
              (3) Delinquency Percentage (Line 1/Line 2)                                              3.85%

                                                                           Units        Principal
                                                                           ------   ----------------
X.    Principal Balance of repossessed Financed Vehicles in inventory
                                                                                -   $           0.00

XI.   Liquidation Proceeds received from Defaulted Contracts                        $     790,971.43

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:   12-Feb-02                      COLLECTION PERIOD         28
DISTRIBUTION DATE:   15-Feb-02                      BEGINNING:          1-Jan-02
                                                    ENDING             31-Jan-02

I.    POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                         794,746,210.70

B.    Beginning of Period Outstanding Pool Balance                                  228,464,763.87

C.    Monthly Principal Amounts

      (1)   Monthly Scheduled Payments                                                8,829,152.11
      (2)   Full Prepayments (excluding Purchased Receivables)                        5,473,283.78
      (3)   Defaulted Contracts during period                                         1,300,313.40
      (4)   Receivables becoming Purchased Receivables during period                             -
      (5)   Other Receivables adjustments                                                (4,883.96)

      Total Monthly Principal Amounts                                                15,597,865.33

D.    Total Monthly Payments allocable to Interest                                    2,265,696.47

E.    End of period Outstanding Pool Balance                                        212,866,898.54

F.    Pool Factor                                                                         0.267843

II.   OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                               Class A-1          Class A-2       Class A-3         Class A-4
                                                            ---------------    --------------   -------------    ---------------
A.    Beginning of period Outstanding Principal Balance                   -               -     68,718,553.17     151,800,000.00
B.    Noteholders' Principal Distributable Amount                         -            0.00     15,597,865.33               0.00
C.    Noteholders' Interest Distributable Amount                          -               -        386,541.86         877,910.00
                                                         -----------------------------------------------------------------------
D.    Note Distributable Amount                                           -               -     15,984,407.19         877,910.00
E.    Note Principal Carryover Shortfall                                  0               0                 0                  0
F.    Note Interest Carryover Shortfall                                   0               0                 0                  0
G.    Insured Payment                                                     0               0                 0                  0
H.    End of period Outstanding Principal Balance                         -               -     53,120,687.84     151,800,000.00

III.  RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A. Available Funds in Collection Account:

                 (1) Monthly Scheduled Payments on Receivables
                      during period(including partial prepays)
                      (a) Principal                                             8,829,152.11
                      (b) Interest                                              2,209,732.70
                 (2) Full Prepayments collected during period
                      (a) Principal                                             5,323,826.99
                      (b) Interest                                                 53,479.72
                 (3) Net Liquidation Proceeds collected during period      $      790,971.43
                 (4) Net Insurance Proceeds collected
                      during period
                      (a) Principal                                               149,456.79
                      (b) Interest                                                  2,484.05
                 (5) Purchase Amounts deposited in Collection Account                      0
                 (6) Investment Earnings - Collection Account              $       27,090.84

                 Total Available Funds in Collection Account                   17,386,194.63

          B. Available Funds in Payment Account:

                 (1) Available Funds transferred from Collection Account   $   17,386,194.63

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:   12-Feb-02                      COLLECTION PERIOD         28
DISTRIBUTION DATE:   15-Feb-02                      BEGINNING:          1-Jan-02
                                                    ENDING             31-Jan-02

                 (2) Amount withdrawn from Spread Account and deposited to
                      Payment Account                                              $             -
                 (3) Insured Payment deposited to Payment Account                  $             -

                 Total Available Funds in Payment Account                          $ 17,386,194.63

          C. Distributions from Payment Account:

                 (1) Monthly Servicing Fee                                              325,425.89
                 (2) Unpaid Monthly Servicing Fee for Prior Collection
                      Period                                                                     0
                 (3) Owner Trustee Fees (if paid from Available Funds)                           0
                 (4) Indenture Trustee Fees (if paid from Available Funds)                       0
                 (5) Insurance Premium                                                   35,007.00
                 (6) Note Interest Distributable Amount
                          (a)    Class A - 1                                                     -
                          (b)    Class A - 2                                                     -
                          (c)    Class A - 3                                            386,541.86
                          (d)    Class A - 4                                            877,910.00
                 (7) Final Scheduled Distribution Date Note Principal
                      Distributable Amount
                          (a)    Class A - 1                                                     0
                          (b)    Class A - 2                                                     0
                          (c)    Class A - 3                                                     0
                          (d)    Class A - 4                                                     0
                 (8) Note Principal Distributable Amount
                          (a)    Class A - 1                                                     -
                          (b)    Class A - 2                                                     -
                          (c)    Class A - 3                                         15,597,865.33
                          (d)    Class A - 4                                                     -
                 (9)  Reimbursement Amounts Owing to Insurer                                     0
                 (10) Spread Account Deposit (to increase to Required Amount)           163,444.55
                 (11) Indenture or Owner Trustee Fees (not paid under C)                         0
                 (12) Re-Liening Expenses                                                        0
                    (To the extent not paid by Servicer)
                 (13) Transition Costs and Additional Servicing Fee to
                       Successor Servicer                                                        0
                 (14) After Servicer Default, remaining Available Funds deposited                0
                       in Note Distribution Account

                 Total Distributions                                                 17,386,194.63

          D. Excess Available Funds (or shortfall)                                               -

          E. Remaining Available Funds to holder of Residual Interest Certificate                0

IV.   SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

              A. Available Funds Transferred from Collection Account to
                  Payment Account                                                  $ 17,386,194.63
              B. Distributions required under 4.03 (a)(i) through (vii)            $ 17,222,750.08
              C. Spread Account Deposit to Payment Account (Min: $0 and
                  Lines A -B)                                                      $             -
              D. Spread Account withdrawal required to reimburse Insurer for
                  Preference Amounts                                                             0

V.    SPREAD ACCOUNT BALANCE

              A. Spread Account Balance After Deposit/Disbursements
                 (1) Beginning Spread Account Balance                              $  6,853,942.92
                 (2) Investment Income Deposited to Spread Account                 $     11,945.73
                 (3) Withdrawal to make required payments under 4.03               $             -
                 (4) Withdrawal to reimburse Preference Amounts (to Insurer)                     0
                 (5) Deposit to Spread Account after Disbursements                 $    163,444.55
                 (6) Spread Account Balance after Deposit/Disbursments             $  7,029,333.20

              B. Spread Account Required Amount                                    $  6,386,006.96

                 (1) 3% of Pool Balance                                            $  6,386,006.96

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:   12-Feb-02                         COLLECTION PERIOD      28
DISTRIBUTION DATE:   15-Feb-02                         BEGINNING:       1-Jan-02
                                                       ENDING          31-Jan-02

              But in no event less than the lesser of (a) or (b)
                       (a) .5% of Original Pool Balance                        $      3,973,731.05
                       (b) Outstanding Principal Amount of All Notes           $    204,920,687.84

               C. Excess Amount to Insurer for amounts owed under
                    Insurance Agreement (lines A - B)                                            0

               D. Excess Amount to Holder of Residual Interest
                    Certificate (lines A - B - C)                                       643,326.24

VI. INSURED PAYMENTS

               A. Available Funds Transferred from Collection Account to
                    Payment Account                                            $     17,386,194.63
               B. Available Funds Transferred from Spread Account to Payment
                    Account                                                    $                 0
               C. Note Interest Distributable Amount                                  1,264,451.86
               D. Guaranteed Note Principal Amount                             $                 0
               E. Deficiency Amount                                            $                 -
                   (Min:(Lines A+B-C-D) and $0.00)                             $                 0
               F. Preference Amount                                            $                 0
               G. Insured Payment (lines E+F)                                  $                 0

                           Note Principal               Note Interest
                        Carryover Shortfall          Carryover Shortfall               Total
  CLASS A-1         $                    0.00    $                     0.00        $        0.00
  CLASS A-2         $                    0.00    $                     0.00        $        0.00
  CLASS A-3         $                    0.00    $                     0.00        $        0.00
  CLASS A-4         $                    0.00    $                     0.00        $        0.00
  ----------------------------------------------------------------------------------------------
    TOTAL           $                    0.00    $                     0.00        $        0.00

                    Current Distribution Date     Prior Distribution Date
                           Note Principal              Note Principal             Change in Note
                        Carryover Shortfall          Carryover Shortfall      Principal Carryover Shortfall
  CLASS A-1         $                    0.00    $                     0.00   $                        0.00
  CLASS A-2         $                    0.00    $                     0.00   $                        0.00
  CLASS A-3         $                    0.00    $                     0.00   $                        0.00
  CLASS A-4         $                    0.00    $                     0.00   $                        0.00
  ---------------------------------------------------------------------------------------------------------
    TOTAL           $                    0.00    $                     0.00   $                        0.00

                     Current Distribution Date    Prior Distribution Date
                           Note Interest               Note Interest                  Change in Note
                        Carryover Shortfall          Carryover Shortfall      Interest Carryover Shortfall
  CLASS A-1         $                    0.00    $                     0.00   $                        0.00
  CLASS A-2         $                    0.00    $                     0.00   $                        0.00
  CLASS A-3         $                    0.00    $                     0.00   $                        0.00
  CLASS A-4         $                    0.00    $                     0.00   $                        0.00
  ---------------------------------------------------------------------------------------------------------
    TOTAL           $                    0.00    $                     0.00   $                        0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                                        $      9,402,495.02

VIII. DELINQUENCY RATIO

               A. Delinquency Statistics

        Days                             Outstanding              Past Due
     Delinquent           Units           Principal                Amount
  --------------------------------------------------------------------------
        31- 60              867      $     7,240,436.67    $      596,138.83
        61- 90              162      $     1,222,463.46    $      146,250.61
        91- 120              43      $       331,784.02    $       51,863.72
         121+                 0      $                -    $               -
  --------------------------------------------------------------------------
       TOTAL              1,072            8,794,684.15           794,253.16

               B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30
                          and 120 days                                         $      8,794,684.15
                    (2) Pool Principal Balance Beginning of Collection Period  $    228,464,763.87
                    (3) Delinquency Percentage (Line 1/Line 2)                                3.85%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                    COLLECTION PERIOD         28
SERVICER REPORT DATE: 12-FEB-02                     BEGINNING:          1-JAN-02
DISTRIBUTION DATE:    15-FEB-02                     ENDING:            31-JAN-02

IX.   CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current
                          Collection Period                                    $      1,300,313.40
                    (2) Cumulative Defaulted Contracts Including
                          Defaulted Contracts in current Collection Period     $     41,971,283.16
                    (3) Net Liquidation Proceeds collected during current
                          Collection Period                                    $        790,971.43
                    (4) Cumulative Net Liquidation Proceeds Including
                          Net Liquidation Proceeds in current Collection
                          Period                                               $     20,570,644.38
                    (5) Original Pool Balance                                  $    794,746,210.70
                    (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                2.693%

X.    REPOSSESSED INVENTORY

                                                                                Units       Principal
                                                                              --------   ---------------
                     A. Principal Balance of repossessed Financed Vehicles
                         (beg.)                                                      0                 -
                     B. Repossessed Financed Vehicles (Principal)                        $  1,276,454.72
                     C. Net Liquidation Proceeds on repossessed Financed
                          Vehicles (Prinicipal)                                          $    790,971.43
                     D. Realized losses on sale of repossessed Financed
                          Vehicles (Principal)                                           $    485,483.29
                                                                              --------------------------
                     E. Principal Balance of repossessed Financed Vehicles
                         (A+B-C-D)(end.)                                             0   $             -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of February, 2002

                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer